UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 8, 2005

Dynamic Materials Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-8328	84-0608431
(Commission File Number)	(I.R.S. Employer
Identification Number)

(303) 655-5700
(Registrant’s Telephone Number, Including Area Code)

5405 Spine Road, Boulder, Colorado	80301
(Address of Principal Executive Offices)	(Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition

On November 8, 2005, Dynamic Materials Corporation (the “Company”) issued a press release announcing its financial results for the period ended September 30, 2005.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information provided in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

Item 9.01.                                          Financial Statements and Exhibits

(c)                                  Exhibits.

99.1                           Press Release dated November 8, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DYNAMIC MATERIALS CORPORATION

	By:	/s/ Richard A. Santa
Richard A. Santa
Vice President and Chief Financial
Officer

Dated: November 8, 2005

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INDEX TO EXHIBITS

Number	Description

99.1	Press Release dated November 8, 2005.

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